WisdomTree Trust

WisdomTree Efficient TIPS Plus Gold Fund (GDT)

(the “Fund”)

Supplement dated May 6, 2026, to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated December 10, 2025, as revised and supplemented, for the Fund

The following information supplements and should be read in conjunction with the Fund’s Prospectus and SAI.

Effective on or about May 6, 2026 (the “Effective Date”), Bryan Steele, David Nieman, Gregg Lee, CFA, and William Newton, CFA join Marlene Walker-Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll as portfolio managers of the Fund.

Accordingly, on the Effective Date, the Fund’s Prospectus and SAI are revised as described below.

•	In the “Management – Portfolio Managers” section of the “Fund Summary” in the Prospectus, the following replaces the first sentence:

The Fund is jointly managed by the Sub-Adviser’s Equity Index Strategies and Fixed Income portfolio management teams.

•	The following is added at the end of the “Management – Portfolio Managers” section of the “Fund Summary” in the Prospectus:

Bryan Steele, a Senior Vice President and Senior Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

David Nieman, a Vice President and Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

Gregg Lee, CFA, a Senior Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

William Newton, CFA, a Vice President and Portfolio Manager, has been a portfolio manager of the Fund since May 2026.

•	In the “Management – Portfolio Managers” section of the Prospectus, the following replaces the first sentence:

The Fund is jointly managed by Mellon’s Equity Index Strategies and Fixed Income portfolio management teams.

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•	In the “Management – Portfolio Managers” section of the Prospectus, the following sub-paragraphs are inserted after the fifth sub-paragraph of the second paragraph:

Bryan Steele, a Senior Vice President and Senior Portfolio Manager, originally joined Mellon in 2005 and returned in 2013, following three years outside Mellon on the sell side as a director in institutional fixed income sales. Mr. Steele’s responsibilities include strategy development, risk oversight, portfolio implementation, and performance evaluation across U.S. and international fixed income strategies. Prior to his current role, Mr. Steele served as a senior trader in Buy-Side Trading Solutions with Mellon. He previously worked as a senior trader at Standish Mellon Asset Management, focusing on asset-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and non-agency residential mortgage-backed securities. Earlier in his career with Mellon, he led trading for short duration and index strategies within Cash Investment Strategies and served as a fixed income research manager supporting Mellon Bank’s Global Securities Lending Group. He has been in the investment industry since 2004. Mr. Steele holds an MBA from Carnegie Mellon University and a BA from Muhlenberg College.

David Nieman, a Vice President and Portfolio Manager, has been with Mellon since 2013. Mr. Nieman is responsible for managing global aggregate, high yield and emerging market local currency funds, as well as duration hedged strategies. Prior to joining Mellon, Mr. Nieman worked for State Street Global Advisors where he managed credit and interest rate strategies. Mr. Nieman earned a Master’s Degree in International Economics and Finance from Brandeis University and a Bachelor’s Degree in Economics from Brigham Young University.

Gregg Lee, CFA, a Senior Portfolio Manager, has been with Mellon since 1989. Mr. Lee is responsible for domestic and international fixed income portfolios. He oversees the MBS/securitized sector and helps with the refinement and implementation of the portfolio management process. Mr. Lee also manages global aggregate portfolios, including all components and custom indexes, and fixed income ETFs. Previously, Mr. Lee managed and traded active fixed income portfolios, with an emphasis on MBS and asset-backed securities, and co-managed fixed income hedge funds. Prior to that, he served as head of fixed income trading, managed credit portfolios, worked in equity and multi-strategy portfolio management, and traded equities and derivatives. Mr. Lee joined the investment industry in 1989. Mr. Lee earned a BS in managerial economics from the University of California at Davis. He holds the CFA ® designation and is a member of the CFA Institute and CFA Society San Francisco.

William Newton, CFA, a Vice President and Portfolio Manager, has been with Mellon since 2012. Mr. Newton is responsible for domestic and international fixed income index portfolio management. Mr. Newton began at Mellon as a portfolio analyst responsible for overseeing implementation across emerging market debt, core and core plus fixed income, and interest rate strategies. Prior to becoming a portfolio manager, Mr. Newton worked as a quantitative research analyst responsible for modeling valuations and asset allocations as well as modeling risk, ratings, and ESG factors for developed and emerging market economies. Mr. Newton has been in the investment industry since 2006 and began his career as a trading assistant for Rampart Investment Management, Co. Mr. Newton earned his BA from St. Lawrence University and holds the CFA ® designation.

•	In the “Investment Advisory and Other Services – Sub-Adviser – Portfolio Managers” sub-section of the SAI, the following replaces the second paragraph:

The Fund is jointly managed by Mellon’s Equity Index Strategies and Fixed Income portfolio management teams. The individual members of the investment teams who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Marlene Walker-Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, Bryan Steele, David Nieman, Gregg Lee, CFA, and William Newton, CFA. As of September 30, 2025*, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

* Messrs. Steele, Nieman, Lee and Newton began serving as portfolio managers of the Fund on May 6, 2026.

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•	In addition, the following rows are inserted at the end of the table in the “Investment Advisory and Other Services – Sub-Adviser– Portfolio Managers” sub-section:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bryan Steele*	15	$23,582 million	32	$25,111 million	21	$35,574 million

David Nieman*	15	$23,582 million	32	$25,111 million	21	$35,574 million
Gregg Lee*	15	$23,582 million	32	$25,111 million	21	$35,574 million
William Newton*	15	$23,582 million	32	$25,111 million	21	$35,574 million

* Information for this portfolio manager is as of March 31, 2026.

•	In addition, in the same section of the SAI, the following replaces the information under “Portfolio Manager Fund Ownership”:

As of March 31, 2026, none of the portfolio managers owned shares of the Fund.

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The changes described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GDT PRO-SAI-PM-0526

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